                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 7, 2004

                                PSI ENERGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

    Commission       Registrant, State of Incorporation,      I.R.S. Employer
   File Number          Address and Telephone Number        Identification No.
-----------------  --------------------------------------  --------------------
     1-3543                   PSI ENERGY, INC.                  35-0594457
                          (An Indiana Corporation)
                            1000 East Main Street
                          Plainfield, Indiana 46168
                              (513) 421-9500

Check  the  approriate  box  below  if  the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 2.03.  Creation of a Direct Financial  Obligation or an Obligation under an
Off-balance Sheet Arrangement of a Registrant

On December 7, 2004,  PSI Energy,  Inc.  (PSI)  borrowed the  proceeds  from the
Indiana Development Finance Authority's issuance of $77,125,000 principal amount of its  Environmental  Revenue  Bonds,  Series 2004B and  $77,125,000  principal amount of its  Environmental  Revenue Bonds,  Series 2004C, both due December 1,
2039 (for loans totaling $154,250,000). Payment of the principal of and interest on the Bonds when due is insured by separate bond insurance  policies  issued by
XL Capital  Assurance.  The initial  interest rate for Series 2004B is 1.80% and for Series 2004C is 1.85%.  The  interest  rates on both Series 2004B and Series
2004C will initially reset on January 11, 2005 and then every 35 days by auction thereafter.  Because the  holders  cannot  tender the Bonds for  purchase by the issuer while the Bonds are in the auction rate mode,  these debt obligations are classified as long-term debt. PSI will use the proceeds from these borrowings to assist in the  acquisition and  construction of solid waste disposal  facilities located at various generating  stations in Indiana.  The proceeds are being held in escrow by an independent trustee and will be drawn upon as the facilities are built.

Copies of the loan  agreements are attached hereto as Exhibit 10-yyy and Exhibit
10-zzz and are incorporated into this Report by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The documents below are being filed on behalf of PSI.

       Exhibit No.   Registrant            Description of Document
       -----------   ----------            -----------------------

         10-yyy          PSI      Loan Agreement between PSI and the Indiana
                                  Development Finance Authority dated as of
                                  December 1, 2004, relating to Series 2004B.

         10-zzz          PSI      Loan Agreement between PSI and the Indiana
                                  Development Finance Authority dated as of
                                  December 1, 2004, relating to Series 2004C.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                      PSI ENERGY, INC.

Dated: December 9, 2004                 By     /s/ LYNN J. GOOD
                                           ------------------------------------
                                           Name: Lynn J. Good
                                           Title: Vice President and Controller

                                  EXHIBIT INDEX

  Exhibit No.                        Description
  -----------                        -----------

     10-yyy    Loan Agreement between PSI and the Indiana Development Finance
               Authority dated as of December 1, 2004, relating to Series 2004B.

     10-zzz    Loan Agreement between PSI and the Indiana Development Finance
               Authority dated as of December 1, 2004, relating to Series 2004C.